                        SEMIANNUAL REPORT / APRIL 30 2000

                            AIM EMERGING GROWTH FUND

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                                 [ COVER IMAGE ]

                     -------------------------------------

                         INDOOR CYCLING BY LEROY NIEMAN

             LIKE A BICYCLIST BATTLING TO TAKE THE LEAD IN A HOTLY

            CONTESTED RACE, COMPANIES VIE FOR POSITION WITHIN THEIR

              RESPECTIVE INDUSTRIES. IN AIM EMERGING GROWTH FUND,

             WE SEEK TO OWN THE STOCKS OF COMPANIES WE BELIEVE ARE

             RISING TO THE FOREFRONT IN NEW OR EXISTING INDUSTRIES.

                     -------------------------------------

AIM Emerging Growth Fund is for shareholders who seek long-term growth of capital by investing in securities of companies that are likely to benefit from new or innovative products, services or processes.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Emerging Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.

o   Had fees and expenses not been waived, total returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.

o Because the fund has been in existence for less than a year (since 3/31/00), total return is cumulative total return that has not yet been annualized.

o Investing in small companies may involve greater risk and potential reward than investing in more established companies.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.

o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.

o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies.

o The unmanaged Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

o The unmanaged Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Standard & Poor's MidCap 400 Index (the S&P 400) comprises the common stocks of approximately 400 mid-capitalization companies.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and they do not reflect sales charges.

TOTAL RETURNS

3/31/00--4/30/00, including sales charges

================================================================================
CLASS A SHARES
--------------------------------------------------------------------------------
Inception (3/31/00)                (8.79)%*

*(3.50)% excluding sales charges

CLASS B SHARES
--------------------------------------------------------------------------------
Inception (3/31/00)                (8.33)%*

*(3.50)% excluding CDSC

CLASS C SHARES
--------------------------------------------------------------------------------
Inception (3/31/00)                (4.56)%**

*(3.60)% excluding CDSC

Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
================================================================================

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                            AIM EMERGING GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    When we started AIM in 1976, we had only a table, two chairs
     [PHOTO OF      and a telephone. At the time, Bob Graham, Gary Crum and I
    Charles T.      had the idea of creating a mutual fund company that put
      Bauer,        people first. Our slogan, "people are the product," means
   Chairman of      that people--our employees and our investors--are our
   the Board of     company.
     THE FUND           Almost a quarter-century later, we've grown to more than
   APPEARS HERE]    seven million investors, $176 billion in assets under
                    management and 53 retail funds. Over that time, the industry
     [PHOTO OF      as a whole has grown from $51 billion in assets to more than
     Robert H.      $7 trillion today. I never dreamed we would see such
      Graham,       phenomenal growth. You are the main reason for our success,
    APPEARS HERE]   and I want you to know how much I appreciate your loyalty
                    and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                            AIM EMERGING GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

                      -------------------------------------

                          THE FUND INVESTS IN COMPANIES

                         MANAGEMENT BELIEVES ARE POISED

                             FOR SIGNIFICANT GROWTH.

                      -------------------------------------

FUND DEBUTS IN DIFFICULT MARKET ENVIRONMENT


STOCK MARKETS WERE VERY VOLATILE DURING APRIL. HOW DID AIM EMERGING GROWTH FUND PERFORM?
The fund, which began sales on March 31, 2000, debuted just before a significant market sell off. Several key market indexes fell sharply in April, a trend reflected in the fund's performance. Excluding sales charges, cumulative total returns were -3.50% for Class A and Class B shares and -3.60% for Class C shares. The fund outperformed the Russell 2500 Index and the Russell 2500 Growth Index, which registered total returns of -5.38% and -9.74%, respectively, for the same period.
    At the end of the reporting period, total net assets in the fund stood at $95.9 million.

WHAT IS THE FUND'S MANAGEMENT STRATEGY?
The fund invests in companies management believes are poised for significant growth. We focus on start-up and developing companies emerging in existing or new industries. Our stock-selection process is based on our perception of a company's prospects, not on speculation about the performance of a broad market sector.
    We expect that the fund will invest primarily in small- and mid-cap stocks, although it can also hold large-cap stocks. This flexibility gives the fund the potential to benefit from owning the stock of a company as it grows.

WHAT WERE THE KEY TRENDS IN THE STOCK MARKET?
Stocks were extremely volatile in April as markets experienced a sharp sell-off. Technology stocks, which earlier had propelled the Dow, the Nasdaq and other market indexes to new heights, were particularly hard hit. Investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. In mid April, a federal court ruling against software giant Microsoft (not a fund holding) helped perpetuate the sell-off. The stocks of Internet companies with no earnings were particularly affected.
    Investors were also concerned that the Federal Reserve Board (the Fed) might continue to raise interest rates to slow torrid economic growth and to contain inflation. In March, the Fed, which launched a monetary tightening policy in June 1999, raised the key federal funds rate--the rate banks charge each other for overnight loans--from 5.75% to 6.0%. Interest-rate concerns prompted a sell off that affected almost every stock-market sector.
    Nearly all major market indexes sustained losses in April. The tech-dominated Nasdaq, with a total return of -15.57% for the month, was among the most drastically affected. Total returns for April for other major indexes were as follows: the S&P 500, -3.01%; the S&P 400, -3.49%; and the Russell 2000, -6.02%.

HOW WAS THE FUND POSITIONED AS OF APRIL 30?
At the end of the reporting period, the fund had 90 equity holdings and significant exposure to the technology sector. The portfolio's heavy tech weighting was a result of our stock-selection criteria; we found many emerging companies with excellent growth prospects in that sector. Moreover, we generally avoided buying the stocks of companies that have no earnings.
    Industries within the technology sector that were prominently represented in the portfolio included semiconductors, communications equipment and software. These industries are benefiting from the steady sales of personal computers, the proliferation of new communications devices and the expansion of the Internet.



PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets

====================================================================================================
TOP 10 EQUITY HOLDINGS                            TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------
  1. Silicon Storage Technology, Inc.  3.31%        1. Electronics (Semiconductors)           17.74%
  2. Powerwave Technologies, Inc.      2.60         2. Communications Equipment               12.26
  3. Kopin Corp.                       2.02         3. Telecommunications (Cellular/Wireless)  6.05
  4. Microchip Technology, Inc.        2.01         4. Computers (Software & Services)         5.49
  5. Alpha Industries, Inc.            1.90         5. Computers (Peripherals)                 5.15
  6. ANADIGICS, Inc.                   1.77         6. Computers (Networking)                  3.98
  7. SDL, Inc.                         1.73         7. Electrical Equipment                    3.20
  8. Zoran Corp.                       1.69         8. Oil & Gas (Drilling & Equipment)        3.08
  9. CommScope, Inc.                   1.61         9. Electronics (Instrumentation)           2.98
 10. E-Tek Dynamics, Inc.              1.60        10. Equipment (Semiconductor)               2.37

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================

          See important fund and index disclosures inside front cover.

                            AIM EMERGING GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

CAN YOU NAME A FEW OF THE TECH STOCKS IN THE PORTFOLIO?
Silicon Storage Technology, the fund's largest equity holding, provides flash memory chips that do not need constant power to retain data and can be erased and reprogrammed in blocks. Powerwave Technologies, our second-largest holding, makes radio frequency power amplifiers that boost signal strength and reduce transmission interference in the base stations of cellular and personal communications service networks. Kopin, the fund's third-largest holding, makes specialized semiconductor wafers used in digital phones, pagers and video cameras.
    Other tech stocks in the portfolio included Microchip Technology, which makes low-cost embedded control products for the automotive, consumer, communications, industrial and office automation markets; Alpha Industries, which sells integrated circuits that help send and receive radio frequencies; and ANADIGICS, which produces integrated circuits used to transmit signals in a variety of high-volume communications applications, including wireless and fiber-optic telecommunications, cable television and direct-broadcast satellite television systems.
    We believe that the outlook is favorable for tech companies, which stand to benefit from global economic expansion, mergers and acquisitions and the growth of wireless communications and the Internet.

WHAT WERE SOME NON-TECH STOCKS IN THE PORTFOLIO?
Newfield Exploration drills for oil and gas, both on and off shore, mostly in the Gulf of Mexico, while CEC Entertainment operates the popular Chuck E. Cheese's Pizza restaurants.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The near-term outlook for stocks could depend to a large extent on the Fed's ability to bring the economy to a "soft landing." On May 16, after the reporting period ended, the central bank raised the federal funds rate to 6.5%. It appears that the Fed's tightening cycle may be winding down, although the central bank may approve additional rate increases in the immediate months ahead. If the Fed succeeds in slowing economic growth to a more sustainable rate and in keeping inflation under control, it could prolong the current record economic expansion. Such an environment could help sustain corporate earnings growth and prove favorable for stocks, particularly mid-cap issues because of their attractive valuations.
    However, uncertainty over the Fed's actions and other factors could perpetuate the volatility that has characterized markets in recent months. In such an environment, investors would be well advised to take a long-term perspective on their investment.

GETTING AHEAD OF THE GROWTH CURVE

====================================================================================================================================
                                                                           BUSINESS CYCLE STAGES
                                                      INVESTMENT FOCUS
                                                  START-UP            DEVELOPING            ESTABLISHED            MATURE
                                             example: Sycamore     example: Brocade      example: Wal-Mart      example: Ford
                                                  Networks          Communications
                                                                               GROWTH RATE
------------------------------------------------------------------------------------------------------------------------------------
   This life-cycle curve illustrates                                                                              ------------

   the greater growth potential that
                                                                                          ------------
   typically characterizes companies

   in their early development. The fund
                                                                  ------------
   targets those small companies with

   the potential for rapid growth.         ------------
====================================================================================================================================

The chart illustrates the general concept of a company's growth cycle and does not represent the performance of the stocks in which the fund invests. Companies used in the chart are for illustrative purposes only and do not necessarily represent specific holdings in the fund.

          See important fund and index disclosures inside front cover.

                            AIM EMERGING GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


CHASING PERFORMANCE MAY HURT MORE
THAN IT HELPS

In the wake of some of last year's eye-popping mutual fund returns of more than 100%, it may be hard to look at your own returns and not feel disappointed. According to Lipper, Inc.(1), the average large-cap core mutual fund finished 1999 up 22.35%--a return that would be considered terrific in most other years--while the average science and technology fund had an astounding return of 134.77% for the year. Industry trends point to the fact that some investors have looked at such performance and said, "My investments haven't had that kind of return. I need to change my portfolio." What's an investor to do?

LOOK AT THE BIG PICTURE
It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

o   HOW WELL DOES THE FUND MATCH MY FINANCIAL GOALS?
Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

o   HOW WELL DOES THE FUND MATCH MY TOLERANCE FOR RISK?
Many of the mutual funds that had such high-flying returns for 1999 are pretty aggressive, investing in smaller, less-established companies, some of which have not even realized a profit. So while these mutual funds have the potential to make your money grow, they may also entail more risk than you may be prepared to take.
    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.

o   HOW WELL DOES THE FUND FIT INTO MY PORTFOLIO?
When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment so you should allocate more money to it, right?
    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE
Last year's phenomenal returns were the result of a number of unique factors--the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone came out a winner in 1999.
    In reality, just a few large companies accounted for many of the markets' records in 1999. More than half the stocks in the S&P 500(2) declined during the year. The technology sector was clearly dominant--the tech component of the S&P 500 finished 1999 with a return of 75.11%, while the capital goods component of the index, which came in second for the year, had a return of 28.76%.(3) So if you didn't invest in technology in 1999, you probably didn't enjoy the same performance as people who did.
    As we've seen thus far in 2000, financial markets can be quite fickle, revolving around investors' perceptions as much as hard facts. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a

SEC SPEAKS OUT
In the wake of 1999's extraordinary fund performances, the Securities and Exchange Commission (SEC), which regulates the mutual fund industry, says that investors should temper their expectations and not make investment decisions based only on past performance. The SEC also suggests that investors consider the following factors when looking at a mutual fund:

[PIE GRAPHIC W/O NUMBERS]

AGE

RISK

SIZE

VOLATILITY

MANAGEMENT

EXPENSES

TAX EFFICIENCY


                            AIM EMERGING GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

"bad" year or that fund managers chose holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC
Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.
    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY
The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation--spreading investments over several fund types (e.g., core, growth, international and income). Unfortunately, some investors seem less interested in asset allocation these days because they want to chase performance instead. And when the market is roaring ahead, who can blame them?
    But as Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.

Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.

(1) Lipper, Inc. is an independent mutual fund performance monitor.

(2) The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is generally considered representative of the stock market.

(3) Source: Bloomberg.


DOLLAR-COST AVERAGING CAN LOWER THE COST OF INVESTING

One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment, IRA or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

================================================================================
MONTH         AMOUNT INVESTED     SHARE PRICE     SHARES PURCHASED
--------------------------------------------------------------------------------
JANUARY           $ 200              $ 24               8.333
FEBRUARY            200                20              10.000
MARCH               200                14              14.286
APRIL               200                18              11.111
MAY                 200                22               9.091
JUNE                200                24               8.333
6-MONTH TOTAL     $1200              $122              61.154

Average price per share: $122 divided by 6 = $20.33
Average cost per share: $1200 divided by 61.154 = $19.62
================================================================================

                            AIM EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                     MARKET
                                        SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-82.72%

BIOTECHNOLOGY-0.27%

Caliper Technologies Corp.(a)              7,000   $   262,500
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE) -1.99%
Radio One, Inc.(a)                        23,000     1,334,000
--------------------------------------------------------------
Radio Unica Corp.(a)                      60,000       577,500
--------------------------------------------------------------
                                                     1,911,500
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-12.26%

Aspect Communications Corp.(a)            17,500       621,250
--------------------------------------------------------------
Avanex Corp.(a)                            5,000       609,375
--------------------------------------------------------------
BreezeCom Ltd. (Israel)(a)                20,000       550,000
--------------------------------------------------------------
E-Tek Dynamics, Inc.(a)                    7,500     1,535,625
--------------------------------------------------------------
Finisar Corp.(a)                          18,000       671,625
--------------------------------------------------------------
Harmonic, Inc.(a)                         15,000     1,107,187
--------------------------------------------------------------
JDS Uniphase Corp.(a)                      5,400       559,912
--------------------------------------------------------------
Juniper Networks, Inc.(a)                  3,000       638,062
--------------------------------------------------------------
Proxim, Inc.(a)                            7,500       577,031
--------------------------------------------------------------
Redback Networks, Inc.(a)                  7,500       595,312
--------------------------------------------------------------
SBA Communications Corp.(a)               25,000     1,015,625
--------------------------------------------------------------
Sycamore Networks, Inc.(a)                17,500     1,373,750
--------------------------------------------------------------
Turnstone Systems, Inc.(a)                 6,000       660,000
--------------------------------------------------------------
UTStarcom, Inc.(a)                        26,000     1,235,000
--------------------------------------------------------------
                                                    11,749,754
--------------------------------------------------------------

COMPUTERS (HARDWARE)-0.76%

National Instruments Corp.(a)             15,000       731,250
--------------------------------------------------------------

COMPUTERS (NETWORKING)-3.98%

Extreme Networks, Inc.(a)                 19,000     1,094,875
--------------------------------------------------------------
Foundry Networks, Inc.(a)                  2,500       227,500
--------------------------------------------------------------
MRV Communications, Inc.(a)                6,000       413,625
--------------------------------------------------------------
SonicWALL, Inc.(a)                         9,000       544,500
--------------------------------------------------------------
VeriSign, Inc.(a)                          6,500       905,937
--------------------------------------------------------------
Virata Corp.(a)                            5,000       626,250
--------------------------------------------------------------
                                                     3,812,687
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-5.15%

QLogic Corp.(a)                            8,000       802,500
--------------------------------------------------------------
SanDisk Corp.(a)                          10,500       962,062
--------------------------------------------------------------
Silicon Storage Technology, Inc.(a)       32,500     3,168,750
--------------------------------------------------------------
                                                     4,933,312
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-5.49%

Alteon Websystems, Inc.(a)                15,000     1,020,000
--------------------------------------------------------------
BEA Systems, Inc.(a)                      10,000       482,500
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
COMPUTERS (SOFTWARE & SERVICES)-
               (CONTINUED)
Broadbase Software, Inc.(a)               15,000   $   237,187
--------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                         2,000       346,000
--------------------------------------------------------------
Digital Island, Inc.(a)                   10,500       366,187
--------------------------------------------------------------
Gemstar International Group Ltd.(a)       10,500       485,625
--------------------------------------------------------------
ISS Group, Inc.(a)                         4,500       406,969
--------------------------------------------------------------
Macrovision Corp.(a)                       6,000       293,250
--------------------------------------------------------------
Mercator Software, Inc.(a)                 6,000       220,875
--------------------------------------------------------------
Micromuse, Inc.(a)                         3,500       343,437
--------------------------------------------------------------
Netegrity, Inc.(a)                         9,500       421,563
--------------------------------------------------------------
VERITAS Software Corp.(a)                  6,000       643,594
--------------------------------------------------------------
                                                     5,267,187
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.20%

CommScope, Inc.(a)                        32,500     1,543,750
--------------------------------------------------------------
Cree Research, Inc.(a)                     7,500     1,091,250
--------------------------------------------------------------
Veeco Instruments Inc.(a)                  7,000       434,875
--------------------------------------------------------------
                                                     3,069,875
--------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-1.35%

C-COR.net Corp.(a)                        20,000       782,500
--------------------------------------------------------------
Power-One, Inc.(a)                         7,500       511,875
--------------------------------------------------------------
                                                     1,294,375
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-1.09%

Anaren Microwave, Inc.(a)                 10,000     1,040,000
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-2.98%

Alpha Industries, Inc.(a)                 35,000     1,820,000
--------------------------------------------------------------
Newport Corp.                              4,000       485,250
--------------------------------------------------------------
PerkinElmer, Inc.                         10,000       547,500
--------------------------------------------------------------
                                                     2,852,750
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-17.74%

ANADIGICS, Inc.(a)                        22,500     1,693,125
--------------------------------------------------------------
Applied Micro Circuits Corp.(a)           11,000     1,417,625
--------------------------------------------------------------
Burr-Brown Corp.(a)                       10,000       681,250
--------------------------------------------------------------
Elantec Semiconductor, Inc.(a)            30,000     1,215,000
--------------------------------------------------------------
GlobeSpan, Inc.(a)                        13,500     1,282,500
--------------------------------------------------------------
Metalink, Ltd. (Israel)(a)                25,000       714,063
--------------------------------------------------------------
Microchip Technology, Inc.(a)             31,000     1,923,938
--------------------------------------------------------------
MIPS Technologies, Inc(a)                  8,000       259,875
--------------------------------------------------------------
PMC-Sierra, Inc. (Canada)(a)               6,000     1,151,250
--------------------------------------------------------------
RF Micro Devices, Inc.(a)                 12,000     1,248,750
--------------------------------------------------------------
SDL, Inc.(a)                               8,500     1,657,500
--------------------------------------------------------------
Silicon Image, Inc(a)                     14,000       561,750
--------------------------------------------------------------
Therma-Wave, Inc(a)                       10,000       275,000
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

TranSwitch Corp.(a)                        7,000   $   616,438
--------------------------------------------------------------
Vitesse Semiconductor Corp.(a)            10,000       680,625
--------------------------------------------------------------
Zoran Corp.(a)                            32,500     1,622,969
--------------------------------------------------------------
                                                    17,001,658
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-2.37%

Asyst Technologies, Inc.(a)               22,500     1,203,750
--------------------------------------------------------------
Credence Systems Corp.(a)                  7,500     1,070,625
--------------------------------------------------------------
                                                     2,274,375
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.66%

Anesta Corp.(a)                           33,500       632,313
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.00%

Aspect Medical Systems, Inc.(a)           17,000       754,375
--------------------------------------------------------------
Precision Optics Corp, Inc.(a)            17,500       202,344
--------------------------------------------------------------
                                                       956,719
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.02%

Kopin Corp.(a)                            25,000     1,935,938
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-3.08%

Marine Drilling Companies, Inc.(a)        30,000       780,000
--------------------------------------------------------------
Patterson Energy, Inc.(a)                 40,000     1,130,000
--------------------------------------------------------------
UTI Energy Corp.(a)                       30,000     1,042,500
--------------------------------------------------------------
                                                     2,952,500
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-2.08%

Louis Dreyfus Natural Gas Corp.(a)        35,000       980,000
--------------------------------------------------------------
Newfield Exploration Co.(a)               25,000     1,015,625
--------------------------------------------------------------
                                                     1,995,625
--------------------------------------------------------------

RESTAURANTS-1.76%

CEC Entertainment, Inc.(a)                30,000       900,000
--------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)        22,500       787,500
--------------------------------------------------------------
                                                     1,687,500
--------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-0.96%

Tweeter Home Entertainment Group,
  Inc.(a)                                 25,000       921,875
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
RETAIL (DISCOUNTERS)-0.70%

Ames Department Stores, Inc.(a)           37,500   $   672,656
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.81%

Linens 'n Things, Inc.(a)                 25,000       771,875
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-2.12%

Hot Topic, Inc.(a)                        22,500       691,875
--------------------------------------------------------------
Pacific Sunwear of California(a)          17,500       596,094
--------------------------------------------------------------
Too Inc.(a)                               25,000       748,438
--------------------------------------------------------------
                                                     2,036,407
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.23%

Brocade Communications Systems,
  Inc.(a)                                  9,500     1,178,000
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-6.05%

AirGate PCS Inc.(a)                       12,500     1,071,875
--------------------------------------------------------------
Powerwave Technologies, Inc.(a)           12,000     2,496,750
--------------------------------------------------------------
Rural Cellular Corp.-Class A(a)           15,000     1,109,063
--------------------------------------------------------------
Western Wireless Corp.-Class A(a)         22,500     1,117,969
--------------------------------------------------------------
                                                     5,795,657
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.03%

Primus Telecommunications Group,
  Inc.(a)                                 30,000       984,375
--------------------------------------------------------------

TEXTILES (APPAREL)-0.59%

Quicksilver, Inc.(a)                      30,000       566,250
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $78,587,364)                                  79,288,913
--------------------------------------------------------------

MONEY MARKET FUNDS-18.31%

STIC Liquid Assets Portfolio(b)        8,778,515     8,778,515
--------------------------------------------------------------
STIC Prime Portfolio(b)                8,778,515     8,778,515
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $17,557,030)                                  17,557,030
--------------------------------------------------------------
TOTAL INVESTMENTS-101.03% (Cost
  $96,144,394)                                      96,845,943
--------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(1.03%)                 (991,235)
--------------------------------------------------------------
NET ASSETS-100.00%                                 $95,854,708
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost $96,144,394)  $96,845,943
------------------------------------------------------------
Receivables for:
  Investments sold                                   269,054
------------------------------------------------------------
  Capital stock sold                               4,902,004
------------------------------------------------------------
  Dividends                                           72,263
------------------------------------------------------------
Other assets                                         304,366
------------------------------------------------------------
    Total assets                                 102,393,630
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            6,247,307
------------------------------------------------------------
  Capital stock reacquired                           222,195
------------------------------------------------------------
Accrued advisory fees                                 19,484
------------------------------------------------------------
Accrued administrative services fees                   4,098
------------------------------------------------------------
Accrued distribution fees                             33,925
------------------------------------------------------------
Accrued directors' fees                                  667
------------------------------------------------------------
Accrued transfer agent fees                            2,502
------------------------------------------------------------
Accrued operating expenses                             8,744
------------------------------------------------------------
    Total liabilities                              6,538,922
------------------------------------------------------------
Net assets applicable to shares outstanding      $95,854,708
============================================================

NET ASSETS:

Class A                                          $52,464,030
============================================================
Class B                                          $30,206,150
============================================================
Class C                                          $13,184,528
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      5,435,640
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      3,131,097
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      1,367,711
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $      9.65
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.65 divided by 94.50%) $     10.21
============================================================
Class B:
  Net asset value and offering price per share   $      9.65
============================================================
Class C:
  Net asset value and offering price per share   $      9.64
============================================================

STATEMENT OF OPERATIONS

For the period March 31, 2000 (date operations commenced) through April 30, 2000 (Unaudited)

INVESTMENT INCOME:

Dividends                                        $    72,305
------------------------------------------------------------
Interest                                              27,552
------------------------------------------------------------
    Total investment income                           99,857
------------------------------------------------------------

EXPENSES:

Advisory fees                                         44,457
------------------------------------------------------------
Administrative services fee                            4,098
------------------------------------------------------------
Custodian fees                                         1,594
------------------------------------------------------------
Distribution fees -- Class A                          11,307
------------------------------------------------------------
Distribution fees -- Class B                          15,904
------------------------------------------------------------
Distribution fees -- Class C                           6,744
------------------------------------------------------------
Transfer agent fees -- Class A                         2,729
------------------------------------------------------------
Transfer agent fees -- Class B                         1,352
------------------------------------------------------------
Transfer agent fees -- Class C                           573
------------------------------------------------------------
Registration and filing fees                          26,864
------------------------------------------------------------
Professional Fees                                      8,086
------------------------------------------------------------
Directors' fees                                          667
------------------------------------------------------------
Other                                                  3,620
------------------------------------------------------------
    Total expenses                                   127,995
------------------------------------------------------------
Less: Fees waived                                    (24,973)
------------------------------------------------------------
    Expenses paid indirectly                            (199)
------------------------------------------------------------
    Net expenses                                     102,823
------------------------------------------------------------
Net investment income (loss)                          (2,966)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES

Net realized gain (loss) from investment
  securities                                      (1,275,974)
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                              701,549
------------------------------------------------------------
Net gain (loss) on investment securities            (574,425)
------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                $  (577,391)
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period March 31, 2000 (date operations commenced) through April 30, 2000 (Unaudited)

                                                               APRIL 30,
                                                                 2000
                                                              -----------
OPERATIONS:

  Net investment income (loss)                                $    (2,966)
-------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (1,275,974)
-------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    701,549
-------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 (577,391)
-------------------------------------------------------------------------

Share transactions-net:

  Class A                                                      53,451,054
-------------------------------------------------------------------------
  Class B                                                      30,013,781
-------------------------------------------------------------------------
  Class C                                                      12,967,264
-------------------------------------------------------------------------
    Net increase in net assets                                 95,854,708
-------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                  --
-------------------------------------------------------------------------
  End of period                                               $95,854,708
=========================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $96,432,099
-------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (2,966)
-------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (1,275,974)
-------------------------------------------------------------------------
  Unrealized appreciation of investment securities                701,549
-------------------------------------------------------------------------
                                                              $95,854,708
=========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Emerging Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios. The Fund commenced operations on March 31, 2000 and currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
 B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
 C. Distributions--Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
 D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
 E. Expenses--Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets plus 0.80% of the Fund's average daily net assets over $1 billion. During the period March 31, 2000 (date operations commenced) through April 30, 2000, AIM waived fees of $24,973.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period March 31, 2000 (date operations commenced) through April 30, 2000, AIM was paid $4,098 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period March 31, 2000 (date operations commenced) through April 30, 2000, AFS was paid $2,830 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the period March 31, 2000 (date operations commenced) through April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $11,307, $15,904 and $6,744, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $111,389 from sales of the Class A shares of the Fund during the period March 31, 2000 (date operations commenced) through April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period March 31, 2000 (date operations commenced) through April 30, 2000, AIM Distributors received $94 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the period March 31, 2000 (date operations commenced) through April 30, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $55 and $144, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $199 during the period March 31, 2000 (date operations commenced) through April 30, 2000.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period March 31, 2000 (date operations commenced) through April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period March 31, 2000 (date operations commenced) through April 30, 2000 was $87,640,531 and $7,777,193, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 5,794,489
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (5,092,940)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $   701,549
=========================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the period March 31, 2000 (date operations commenced) through April 30, 2000 were as follows:

                                                                   APRIL 30, 2000
                                                              ------------------------
                                                               SHARES        AMOUNT
                                                              ---------    -----------
Sold:
  Class A                                                     6,370,398    $61,263,099
--------------------------------------------------------------------------------------
  Class B                                                     3,327,477     31,768,297
--------------------------------------------------------------------------------------
  Class C                                                     1,391,378     13,175,840
--------------------------------------------------------------------------------------
Reacquired:
  Class A                                                      (934,758)    (7,812,045)
--------------------------------------------------------------------------------------
  Class B                                                      (196,380)    (1,754,516)
--------------------------------------------------------------------------------------
  Class C                                                       (23,667)      (208,576)
--------------------------------------------------------------------------------------
                                                              9,934,448    $96,432,099
======================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                               CLASS A        CLASS B        CLASS C
                                                              ----------     ----------     ----------
                                                              MARCH 31,      MARCH 31,      MARCH 31,
                                                                 2000           2000           2000
                                                                (DATE          (DATE          (DATE
                                                              OPERATIONS     OPERATIONS     OPERATIONS
                                                              COMMENCED)     COMMENCED)     COMMENCED)
                                                                  TO             TO             TO
                                                              APRIL 30,      APRIL 30,      APRIL 30,
                                                                 2000           2000           2000
                                                              ----------     ----------     ----------
Net asset value, beginning of period                           $ 10.00        $ 10.00        $ 10.00
-----------------------------------------------------------    -------        -------        -------
Income from investment operations:
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.35)         (0.35)         (0.36)
-----------------------------------------------------------    -------        -------        -------
    Total from investment operations                             (0.35)         (0.35)         (0.36)
-----------------------------------------------------------    -------        -------        -------
Net asset value, end of period                                 $  9.65        $  9.65        $  9.64
===========================================================    =======        =======        =======
Total return(a)                                                  (3.50)%        (3.50)%        (3.60)%
===========================================================    =======        =======        =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $52,464        $30,206        $13,185
===========================================================    =======        =======        =======
Ratio of expenses to average net assets:
  With fee waivers                                                1.61%(b)       2.25%(b)       2.25%(b)
-----------------------------------------------------------    -------        -------        -------
  Without fee waivers                                             2.06%(b)       2.70%(b)       2.70%(b)
===========================================================    =======        =======        =======
Ratio of net investment income (loss) to average net assets       0.21%(b)      (0.43)%(b)     (0.43)%(b)
===========================================================    =======        =======        =======
Portfolio turnover rate                                             19%            19%            19%
===========================================================    =======        =======        =======

(a) Does not deduct sales charges or contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $38,141,599, $18,777,379 and $7,961,995 for Class A, Class B and Class C, respectively.

BOARD OF DIRECTORS                                OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                        11 Greenway Plaza
Chairman                                          Chairman                                Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                               INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                                Gary T. Crum                            Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                              TRANSFER AGENT
Director                                          Edgar M. Larsen
Cortland Trust Inc.                               Senior Vice President                   A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Treasurer
Formerly Vice Chairman and President,                                                     CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Melville B. Cox
President, Mercantile Bankshares                  Vice President                          State Street Bank and Trust Company
                                                                                          225 Franklin Street
Jack Fields                                       Mary J. Benson                          Boston, MA 02110
Chief Executive Officer                           Assistant Vice President and
Texana Global, Inc.;                              Assistant Treasurer                     COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives              Sheri Morris                            Ballard Spahr
                                                  Assistant Vice President and            Andrews & Ingersoll, LLP
Carl Frischling                                   Assistant Treasurer                     1735 Market Street
Partner                                                                                   Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP             Renee A. Friedli
                                                  Assistant Secretary                     COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer             P. Michelle Grace                       Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                       Assistant Secretary                     919 Third Avenue
                                                                                          New York, NY 10022
Prema Mathai-Davis                                Nancy L. Martin
Chief Executive Officer, YWCA of the U.S.A.       Assistant Secretary                     DISTRIBUTOR

Lewis F. Pennock                                  Ofelia M. Mayo                          A I M Distributors, Inc.
Attorney                                          Assistant Secretary                     11 Greenway Plaza
                                                                                          Suite 100
Louis S. Sklar                                    Lisa A. Moss                            Houston, TX 77046
Executive Vice President                          Assistant Secretary
Hines Interests
Limited Partnership                               Kathleen J. Pflueger
                                                  Assistant Secretary

                                                  Samuel D. Sirko
                                                  Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                 INTERNATIONAL GROWTH FUNDS             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund                   AIM Advisor International Value Fund   leadership in the mutual fund industry since
AIM Blue Chip Fund                           AIM Asian Growth Fund                  1976 and managed approximately $176 billion in
AIM Capital Development Fund                 AIM Developing Markets Fund            assets for more than 7.4 million shareholders,
AIM Constellation Fund(1)                    AIM Euroland Growth Fund(5)            including individual investors, corporate
AIM Dent Demographic Trends Fund             AIM European Development Fund          clients and financial institutions, as of March
AIM Emerging Growth Fund                     AIM International Equity Fund          31, 2000.
AIM Large Cap Growth Fund                    AIM Japan Growth Fund                      The AIM Family of Funds--Registered
AIM Large Cap Opportunities Fund             AIM Latin American Growth Fund         Trademark--is distributed nationwide, and AIM
AIM Mid Cap Equity Fund                                                             today is the eighth-largest mutual fund complex
AIM Mid Cap Growth Fund                      GLOBAL GROWTH FUNDS                    in the United States in assets under
AIM Mid Cap Opportunities Fund(2)            AIM Global Aggressive Growth Fund      management, according to Strategic Insight, an
AIM Select Growth Fund                       AIM Global Growth Fund                 independent mutual fund monitor.
AIM Small Cap Growth Fund(3)                 AIM Global Trends Fund(6)
AIM Small Cap Opportunities Fund(4)
AIM Value Fund                               GLOBAL GROWTH & INCOME FUNDS
AIM Weingarten Fund                          AIM Global Utilities Fund

GROWTH & INCOME FUNDS                        GLOBAL INCOME FUNDS
AIM Advisor Flex Fund                        AIM Global Income Fund
AIM Advisor Real Estate Fund                 AIM Strategic Income Fund
AIM Balanced Fund
AIM Basic Value Fund                         THEME FUNDS
AIM Charter Fund                             AIM Global Consumer Products and Services Fund
                                             AIM Global Financial Services Fund
INCOME FUNDS                                 AIM Global Health Care Fund
AIM Floating Rate Fund                       AIM Global Infrastructure Fund
AIM High Yield Fund                          AIM Global Resources Fund
AIM High Yield Fund II                       AIM Global Telecommunications and Technology Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

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